UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2008

Novamerican Steel Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33342 (Commission File Number)	20-4790836 (I.R.S. Employee Identification Number)

28 West 44th Street, 16th Floor

New York, NY 10036

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 646-429-1505

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 12. 2008, Novamerican Steel Inc. issued a press release announcing that it will release its financial results for the quarter and full year ended November 24, 2007 on Thursday, February 21, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release dated February 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAMERICAN STEEL INC.
Date:	February 12, 2008	By:	/s/ Karen G. Narwold
			Name:	Karen G. Narwold
			Title:	Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 12, 2008.